EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF NEW MOMENTUM CORPORATION

In connection with the accompanying Annual Report on Form 10-K of New Momentum Corporation for the year ended December 31, 2022, the undersigned, Leung Tin Lung David, Chief Executive Officer of New Momentum Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended December 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of New Momentum Corporation

Date: May 15, 2023	By:	/s/ Leung Tin Lung David
Leung Tin Lung David
President (principal executive officer and principal financial officer)